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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 11, 2003

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                            TRUE TEMPER SPORTS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
          DELAWARE                     333-72343                 52-2112620
(State or other jurisdiction       (Commission File            (IRS Employer
      of incorporation)                 Number)              Identification No.)

                              8275 TOURNAMENT DRIVE
                                    SUITE 200
                            MEMPHIS, TENNESSEE 38125
          (Address of Principal Executive Offices, including Zip Code)


                            TELEPHONE: (901) 746-2000
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits

          99.1 Press Release issued by True Temper Sports, Inc. dated November 11, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On November 11, 2003, True Temper Sports, Inc. issued a press release announcing its results of operations for the quarter ended September 28, 2003. A copy of the press release is furnished with this report as Exhibit 99.1.

      The information in this Current Report on Form 8-K, including the attached exhibit, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be set forth by specific reference in such filing.
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                              INDEX TO EXHIBITS


EXHIBIT                DESCRIPTION
-------                -----------

99.1 Press Release issued by True Temper Sports Inc on November 11, 2003 announcing earnings for the quarter ended September 28, 2003.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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
                                     True Temper Sports, Inc.


Date: November 12, 2003              By: /s/ Scott C. Hennessy
                                         --------------------------------------

                                     Name: Scott C. Hennessy
                                     Its: President and Chief Executive Officer


Date: November 12, 2003              By: /s/ Fred H. Geyer
                                         --------------------------------------

                                     Name: Fred H. Geyer
                                     Its: Senior Vice President,
                                          Chief Financial Officer and Treasurer
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